*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2016. WEST PHARMACEUTICAL SERVICES, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of WEST PHARMACEUTICAL SERVICES, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11742 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E00047-P73143 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 8, 2016 Date: May 3, 2016Time: 9:30 AM Location: 530 Herman O. West Drive Exton, PA 19341

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E00048-P73143 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors; Nominees: 01) 02) 03) 04) 05) Mark A. Buthman06) Myla P. Lai-Goldman William F. Feehery07) Douglas A. Michels Eric M. Green 08) John H. Weiland Thomas W. Hofmann09) Anthony Welters Paula A. Johnson 10) Patrick J. Zenner The Board of Directors recommends you vote FOR the following proposals: 2. Advisory vote to approve named executive officer compensation; 3. Approval of adoption of the West Pharmaceutical Services, Inc. 2016 Omnibus Incentive Compensation Plan; and 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E00049-P73143 Voting Items

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